Exhibit 10.27

XXXXX INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Agreement For the Purchase and Sale of GigaBeam WiFiberTM Links
EMPIRE TELECOM SOLUTIONS

GigaBeam agrees to sell and Empire Telecom Solutions, Inc. (Empire) agrees to purchase, pursuant to the terms of this purchase order, twenty (20) Full Duplex GigE WiFiber™ wireless fiber communication links to be used for connectivity between designated Empire customer locations as listed in the table below.

Link #	Bullding	Demarc Location	Building	Demarc Location	Link Distance
1	59 Maiden Lane	TBD	2 Lafayette Street	TBD	TBD
2-20	TBD	TBD	TBD	TBD	TBD

Pricing

Link #	Model	Description	[XXXXX]	[XXXXX]	Total
1-20	G-1.25-24	Full Duplex GigE Transceiver Link Pair with [XXXXX]	$[XXXXX]	$ [XXXXX]	$[XXXXX]
	Total 20 units		$[XXXXX]	$[XXXXX]	$[XXXXX]

In the event GigaBeam decreases its list price during the term of this agreement, GigaBeam will offer Empire the [XXXXX] discount on any decreased list pricing provided Empire is installing and paying for links in accordance with the Installation Schedule below and is in compliance with all other terms and conditions of this agreement.

Installation

Installation will be performed by GigaBeam or certified GigaBeam Install partners.  Empire Telecom Solutions must be certified by GigaBeam to install the GigaBeam WiFiber links prior to Empire’s first link installation. GigaBeam will provide certification training at the rate of $[XXXXX] per Empire Telecom Solutions [XXXXX].  GigaBeam may also provide a wholesale installation service through direct personnel or another certified third party GigaBeam install company.

GigaBeam will perform [XXXXX]services at the [XXXXX]rate of $[XXXXX].

Installation Schedule

Link #	Location	Site Survey	Site Prep	Installation
1	TBD	By 2/15/2006	2/28/2006	by 3/1/2006
2-5	EMPIRE	TBD	TBD	by 9/30/2006
6-10	EMPIRE	TBD	TBD	by 12/31/2006
11-20	EMPIRE	TBD	TBD	by 3/1/2007

Empire agrees to complete installation of all twenty links in accordance with the foregoing schedule. Empire will update the installation schedule on a [XXXXX] basis. Empire understands that GigaBeam lead time to delivery may be a [XXXXX]. Empire will request [XXXXX] in writing.

Monitoring and Maintenance

In the event Empire elects link monitor services, GigaBeam will monitor deployed links from its Link Monitoring Center (LMC).  GigaBeam will monitor link performance and key link transceiver parameters and will provide the following level of support: 24/7 link monitoring and service, [XXXXX]reports, [XXXXX] within [XXXXX], [XXXXX]access to [XXXXX], [XXXXX]. Empire will provide [XXXXX]GigaBeam [XXXXX].

GigaBeam will provide Monitoring and Maintenance services at the rate of [XXXXX].

Terms of Sale

This sale represents [XXXXX], which is strictly confidential, in consideration for Empire role providing GigaBeam with [XXXXX] and  [XXXXX]. In addition, the [XXXXX]to Empire is based on its firm commitment to purchase and install a minimum of 20 links no later than 3/1/2007.

Each link will be deemed accepted by Empire [XXXXX].

If GigaBeam offers more favorable prices, terms, conditions, warranties, or other benefits on GigaBeam [XXXXX]subject to this Agreement to any other [XXXXX]during the term of this Agreement (the “[XXXXX]”) then, Buyer shall be entitled to order such [XXXXX] under identical terms and conditions offered to the [XXXXX].

The [XXXXX] will be extended to Empire for future purchases of additional links [XXXXX] for all purchases beyond the initial 20 units (“Additional Link”) placed with GigaBeam prior to December 31, 2006 and installed prior to 03/31/07, provided that Empire is in compliance with all terms and conditions of this agreement.

For purposes of this Agreement, a “[XXXXX]” is any [XXXXX] GigaBeam [XXXXX]  (limited to the [XXXXX]) and the [XXXXX] in the [XXXXX] that has purchased and paid for the GigaBeam equipment specified in this Agreement during the Term of this Agreement.

In the event Empire fails to accept delivery of at least 5 links by 9/30/2006, Empire will pay GigaBeam the dollar amount equal to the [XXXXX]. In the event that Empire accepts less than 20 links by 3/1/2007, Empire will pay GigaBeam damages equal to [XXXXX]. For example, if Empire only accepts [XXXXX] links, the penalty is [XXXXX]). The [XXXXX] is due no later than [XXXXX]. Any Additional Links ordered under this agreement will be considered as a firm commitment requiring full payment on or before [XXXXX].

All link purchases are subject to the standard terms and conditions on the last page of this document.

EMPIRE /s/David Beatty Date 01/29/06 GigaBeam Corporation  /s/Tom Wetmore  Date 02/01/06

STANDARD TERMS & CONDITIONS FOR PURCHASE AGREEMENT

1. GENERAL.  As used herein, the term "Seller" shall refer to GigaBeam Corporation and the term "Buyer" shall refer to the person or entity desiring to purchase products and or services from Seller. ALL ORDERS ARE SUBJECT TO ACCEPTANCE BY SELLER AT ITS CORPORATE HEADQUARTERS. NO FORM OF ACCEPTANCE EXCEPT SELLER'S WRITTEN ACKNOWLEDGMENT OR SELLER'S COMMENCEMENT OF PERFORMANCE SHALL CONSTITUTE A VALID ACCEPTANCE OF THE BUYER'S ORDER. ANY SUCH ACCEPTANCE IS EXPRESSLY CONDITIONED UPON ASSENT TO THE TERMS HEREOF TO THE EXCLUSION OF ALL OTHER TERMS; BUYER SHALL BE DEEMED TO HAVE ASSENTED TO THE TERMS HEREOF UPON ACCEPTING DELIVERY OF ANYTHING SHIPPED BY SELLER IF TENDER OF THESE TERMS IS DEEMED AN OFFER. ACCEPTANCE IS EXPRESSLY LIMITED TO THE TERMS HEREOF.

2. PRICES. Prices for all of Seller's products or services shall be in accordance with the applicable purchase order accepted by Seller in writing. Transportation charges from Seller's shipping location, insurance premiums, taxes and other governmental charges related to the manufacture, sale, possession or resale of the products specified herein, shall be the sole responsibility of the Buyer and shall be paid to Seller in addition to the purchase price of the products and services, unless otherwise agreed in writing.

3. TERMS OF PAYMENT. Invoices shall be due and payable within thirty (30) days from the date of invoice, until Seller in its sole discretion and at any time revokes credit approval at which time all amounts shall become immediately due and payable. All payments shall be made in U.S. dollars unless otherwise specifically agreed to in writing by Buyer and Seller. Seller shall have the option of requiring the Buyer to make advance and/or progress payments during the course of manufacture. Amounts that remain unpaid when due to Seller shall accrue a service charge of one and one-half percent (1.5%) per month (or such higher rate as may be the maximum allowable by law) from any such due date until date of full payment. Seller reserves the right at any time and for any reason to require payment in advance or C.O.D., or otherwise to modify, suspend, or terminate any credit terms previously extended to Buyer.

4. DELIVERY AND TITLE. All sales are made Ex Works Seller's warehouse or place of production. Delivery dates are quoted from [XXXXX]., where applicable, whichever is later. Delivery [XXXXX]. In the absence of specific shipping instructions, Seller shall select a carrier that shall be deemed to act as Buyer's agent, notwithstanding any payment by Seller of freight charges made for Buyer's account. Unless otherwise specified, Buyer is obligated to obtain insurance against damage to the products being shipped. Seller shall have no liability for any events occurring during shipment. Unless otherwise specified, the product will be shipped in standard commercial packaging.

5. SHIPMENTS. All shipping dates are [XXXXX]. Seller will not be liable for any loss, damages or penalty resulting from delay in delivery when such delay is due to causes beyond the reasonable control of Seller, including but not limited to supplier delay, force majeure, act of God, act of Government, labor unrest, flood, fire, explosion, earthquake, or by excess demand for its products. If Buyer requests [XXXXX]. Buyer will bear the risk of loss of the equipment during such [XXXXX].

6. CLAIMS.  Buyer shall be deemed to have accepted the products [XXXXX]. Buyer expressly waives any right to revoke [XXXXX] thereafter. Claims of late delivery are barred unless made prior to receipt of products and the receipt of any products shall constitute a waiver of any claim that such items were delivered late.

7. LIMITED WARRANTY. Seller warrants to BUYER ONLY that the products will be substantially free from defects in material and workmanship for 12 months after delivery to Buyer. Products purchased from Seller which do not comply with the warranty and are returned to the Seller during such period will be repaired or replaced at Seller's option. SELLER MAKES NO OTHER WARRANTIES WITH RESPECT TO THE PRODUCTS OR ANY SERVICES AND DISCLAIMS ALL OTHER WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT. The above warranty does not extend to any product that is modified or altered, is not maintained to Seller's maintenance recommendations, is operated in a manner other than that specified by Seller, or is subject to abuse, misuse, accident, disaster, alterations, neglect or other improper treatment. Buyer's sole remedy with respect to any warranty or defect is as stated above.

8. LIMITATION OF LIABILITY. SELLER WILL NOT BE LIABLE UNDER ANY PROVISION OF THESE TERMS OR UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY (A) FOR ANY AMOUNTS IN EXCESS IN THE AGGREGATE OF THE AMOUNTS PAID TO SELLER HEREUNDER DURING THE TWELVE MONTH PERIOD PRIOR TO DATE THE CAUSE OF ACTION AROSE, OR (B) FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES, OR (C) FOR COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES.

9. PROPRIETARY RIGHTS. Unless otherwise agreed to in writing, any and all commercial or technical information disclosed in any manner or at any time by Seller to Buyer shall be deemed secret and confidential. Except as expressly allowed herein, Buyer shall not use or disclose any such information and Seller expressly reserves all rights with respect thereto. Buyer acknowledges that the products sold by Seller hereunder contain trade secrets and other proprietary information belonging to Seller, and the products sold by Seller hereunder are proprietary to Seller. Buyer shall not disassemble, decompile or otherwise reverse engineer the Seller's products.

10. TAXES AND DUTIES. Any taxes, fees, charges or assessments of any nature levied by any governmental authority other than the U.S.A. whether levied against Buyer, Seller, or Sellers subcontractors or partners, will be paid by Buyer. If Seller is required by law or otherwise to pay any such levy and/or fines, penalties, or assessments as a result of Buyer's failure to comply with any applicable laws, the amount of payment so made by Seller will be fully reimbursed by Buyer to Seller upon submission of Seller's invoices. Buyer agrees to pay a 1.5% per month, from date of invoice, service charge on unpaid amounts.